                                                                   EXHIBIT 10.26

                           SEVENTH AMENDMENT AGREEMENT

         This Seventh Amendment Agreement (the "Agreement") is entered into as of January 18, 2002 by and among Monitronics International, Inc., a Texas corporation (the "Company"), the holders of Preferred Stock listed on Schedule of Preferred Holders attached hereto (the "Preferred Holders"), the holders of Common Stock Purchase Warrants listed on the Schedule of Warrant Holders attached hereto (the "Warrant Holders"), the holders of Common Stock listed on the Schedule of Common Shareholders attached hereto (the "Common Shareholders" and, together with the Preferred Holders and the Warrant Holders, the "Security Holders").

                                    Recitals

         The Company and certain of the Security Holders are parties to, among other agreements, the Preferred Stock Subordination Agreement, dated as of May 10, 1996 as amended by that certain Amendment Agreement, dated as of November 22, 1996 (the "First Amendment Agreement"), that certain Second Amendment Agreement, dated as of May 19, 1997 (the "Second Amendment Agreement"), that certain Transfer, Assignment and Assumption Agreement and Third Amendment Agreement, dated as of January 1, 1998 (the "Third Amendment Agreement"), that certain Transfer, Assignment and Assumption Agreement and Fourth Amendment Agreement, dated as of July 22, 1998 (the "Fourth Amendment Agreement"), that certain Fifth Amendment Agreement dated as of March 9, 1999 (the "Fifth Amendment Agreement"), and that certain Sixth Amendment Agreement dated as of April 27, 2001 (the "Sixth Amendment Agreement") (as so amended the "Preferred Subordination Agreement").

         The Company and certain of the Preferred Holders are parties to a Stock Purchase Agreement, dated as of October 21, 1994, as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of November 10, 1994, that certain Amendment No. 2 to Stock Purchase Agreement, dated as of May 10, 1996, the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement, that certain Consent to Various Actions under Various Documents, dated as of May 13, 1998, that certain Consent to Various Actions under Various Documents and Amendment to Stock Purchase Agreement, dated as of January 6, 1999, and the Sixth Amendment Agreement (as so amended, the "Series A Purchase Agreement"), providing, among other things, for the purchase by such Preferred Holders of 4,000,000 shares of Series A Preferred Stock of the Company.

         The Company and certain of the Common Stockholders are parties to an Amended and Restated Affiliate Registration Agreement, dated May 19, 1996, as amended by the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement and the Fourth Amendment Agreement (as so amended, the "Affiliate Registration Agreement").

         The Company and certain of the Warrant Holders are parties to a Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 10, 1996, as supplemented and modified by (i) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of November 22, 1996, (ii) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 19, 1997, as amended by that certain Amendment, dated as of March 13, 1998, that certain Second Amendment, dated as of January 13, 1999, that certain Termination of Put Rights, dated as of June 15, 1998, that certain Third Amendment, dated as of March 9, 1999, and that certain Fourth Amendment, dated as of February 4, 2000 and (iii) the Sixth Amendment Agreement (as so supplemented and modified, the "Note Agreement"), providing, among other things, for the purchase by such Warrant Holders of warrants (the "Mezzanine Warrants") to acquire up to 569,757 shares (subject to adjustment as provided in such Warrants) of Class A Common Stock of the Company.

         The Company and certain of the Preferred Holders are parties to a Series B Preferred Stock Purchase Agreement, dated as of May 19, 1997, as amended by the Third Amendment Agreement, that certain Termination of Put Rights, dated as of June 15, 1998 and the Sixth Amendment Agreement (as so amended, the "Series B Purchase Agreement"), providing, among other things, for the purchase by such Preferred Holders of 5,000,000 shares of Series B Preferred Stock and warrants (the "Preferred B Warrants") to acquire up to 961,700 shares (subject to adjustment as provided in such Warrants) of Class A Common Stock of the Company.

         The Company and certain of the Preferred Holders are parties to a Series C Preferred Stock Purchase Agreement (the "Series C Purchase Agreement"), dated as of February 22, 1999, providing, among other things, for the purchase by such Preferred Holders of 1,409,375 shares of Series C Preferred Stock of the Company.

         The Company and certain of the Preferred Holders are parties to a Series C Preferred Stock Exchange Agreement, dated as of April 27, 2001, providing, among other things, for the exchange by such Preferred Holders of 1,409,375 shares of Series C Preferred Stock of the Company for 1,409,375 shares of Series C Preferred Stock and 251,420 shares of Series C-1 Preferred Stock of the Company.

         The Company and certain of the Preferred Holders have entered into a Series D-1 Preferred Stock Purchase Agreement, dated as of April 27, 2001, as amended by that certain First Amendment to Series D-1 Preferred Stock Purchase Agreement, dated as of January 18, 2002 (as so amended, the "Series D-1 Purchase Agreement"), providing, among other things, for the purchase by such Preferred Holders of up to 70,000 shares of Series D-1 Preferred Stock of the Company.

         The Company and the Security Holders are parties to a Fourth Amended and Restated Shareholders Agreement, dated as of January 18, 2002 (as in effect from time to time, the "Shareholders Agreement").

         The Company and a certain Warrant Holder are parties to a Subordinated Note and Warrant Purchase Agreement, dated as of January 18, 2002 (the "2001 Note Agreement"), providing, among other things, for the purchase by such Warrant Holder (referred to herein as the "Purchaser") of (i) $40 million of the Company's 13.5% Subordinated Notes (the "Subordinated Notes") and (ii) warrants (the "2001 Warrants") to acquire up to 1,133,328 shares (subject to adjustment as provided by such Warrants) of Class A Common Stock of the Company (the "2001 Warrant Shares").

         The parties hereto desire to take the actions contemplated by this Agreement in order to facilitate the transactions contemplated by the 2001 Note Agreement.

         Capitalized terms not defined elsewhere herein shall have the respective meanings assigned to them in the Shareholders Agreement or in the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation"), as applicable.

         In consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

         1. Addition of Purchaser as a Party to the Preferred Subordination Agreement. The parties hereto hereby consent to and approve of the addition of the Purchaser as a party to the Preferred Subordination Agreement, and acknowledge and agree that such Purchaser shall be bound by all of the terms and conditions of such agreement, as amended hereby and as from time to time in effect, and that such terms and conditions shall inure to the benefit of the Purchaser.

         2.    Amendments to the Preferred Subordination Agreement.

         (a) The parties hereto that are parties to the Preferred Subordination Agreement hereby agree that the Preferred Subordination Agreement shall be amended as follows:

               (i) Section 1 shall be amended by deleting the definitions of the terms "Notes" and "Purchase Agreement' in their entirety and substituting the following in lieu thereof:

               "'Notes' shall mean (i) the 12.0% Senior Subordinated Notes due June 30, 2007 and (ii) the 13.5% Subordinated Notes due 2009 issued by the Company pursuant to the Purchase Agreements, and any notes issued in exchange therefore or in replacement thereof, as the same may be amended, modified or supplemented."

               "'Purchase Agreements' shall mean (i) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 10, 1996, as supplemented and modified by (a) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of November 22, 1996, (b) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 19, 1997, as amended by that certain Amendment, dated as of March 13, 1998, that certain Second Amendment, dated as of January 13, 1999, that certain Termination of Put Rights, dated as of June 15, 1998, that certain Third Amendment, dated as of March 9, 1999, and that certain Fourth Amendment, dated as of February 4, 2000, (c) the Sixth Amendment Agreement, dated as of April 27, 2001, and (d) the Seventh Amendment Agreement, dated as of January 18, 2002 and (ii) the Subordinated Note and Warrant Purchase Agreement, dated as of January 18, 2002."

               (ii) Section 2.5 shall be amended by deleting "June 30, 2003" and replacing it with "January 18, 2009."

               (iii) Exhibit A shall be amended by adding the following notice information for the Purchaser:

               "The Northwestern Mutual Life Insurance Company
               720 East Wisconsin Avenue
               Milwaukee, WI 53202
               Facsimile: 414-299-7124
               Attn: Securities Department

               With a copy to:

               Schiff Hardin & Waite
               6600 Sears Tower
               Chicago, Illinois 60606-6473
               Facsimile: 312-258-5600
               Attn: Andrew Kling"

               (iv) Exhibt A shall be further amended by deleting the notice information for Glast, Phillips & Murray, P.C. and Hughes & Luce, L.L.P. and substituting the following in lieu thereof, respectively:

               "Vinson & Elkins L.L.P.
               2001 Ross Avenue
               Suite 3700
               Dallas, Texas 75201
               Attention: Christine A. Hathaway
               Fax Number: (214) 999-7714"

               "Vinson & Elkins L.L.P.
               One American Center
               600 Congress Avenue, Suite 2700
               Austin, Texas 78701-3200
               Attention: William R. Volk
               Fax Number: (512) 236-3450"

         (b) Except as amended hereby, the Preferred Subordination Agreement shall remain in full force and effect.

         3.    Amendments to the Series A Purchase Agreement.

         (a) The parties hereto that are parties to the Series A Purchase Agreement hereby agree that the Series A Purchase Agreement shall be amended as follows:

               (i) All references to the term "Notes" in the Series A Purchase Agreement shall be deemed to include the "Subordinated Notes" (as such term is defined herein).

               (ii) All references to the term "Mezzanine Warrants" in the Series A Purchase Agreement shall be deemed to include the "2001 Warrants" (as such term is defined herein).

               (iii) All references to the term "Mezzanine Warrant Shares" in the Series A Purchase Agreement shall be deemed to include the "2001 Warrant Shares" ( as such term is defined herein).

               (iv) All references to the term "Note Agreement" in the Series A Purchase Agreement, shall be deemed to include the "2001 Note Agreement" (as such term is defined herein).

               (v) Section 4D(iv) shall be amended by deleting such subsection in its entirety and substituting in lieu thereof:

               "(iv)   the Company from issuing (A) Class A Common Stock
               pursuant to the 1999 Stock Plan and the 2001 Stock Plan (as in effect on January 18, 2002), (B) Class A Common Stock upon conversion of shares of Series A Preferred Stock pursuant to the Articles of Incorporation, (C) Class A Common Stock upon conversion of shares of Series B Preferred Stock pursuant to the Articles of Incorporation, (D) Class A Common Stock upon conversion of shares of Series C Preferred Stock pursuant to the Articles of Incorporation, (E) Class A Common Stock and Series D-2 Preferred Stock upon conversion of the Series D-1 Preferred Stock pursuant to the Articles of Incorporation, (F) the issuance of the Warrant Shares upon the exercise of the Warrants (capitalized terms used in this clause (F) shall have the meanings ascribed to them in the Articles of Incorporation), or
               (G) Class A Common Stock issuable upon conversion of any outstanding Class B Common Stock."

               (vi) Section 7J shall be amended by requiring that a copy of any notice delivered to the Company under the Stock Purchase Agreement should be sent to the Company's counsel as set forth below:

               "Vinson & Elkins L.L.P.
               2001 Ross Avenue
               Suite 3700
               Dallas, Texas 75201
               Facsimile: (214) 999-7714
               Attn: Christine A. Hathaway"

         (b) Except as amended hereby, the Series A Purchase Agreement shall remain in full force and effect.

         4.    Amendments to the Series B Purchase Agreement.

         (a) The parties hereto that are parties to the Series B Purchase Agreement hereby agree that the Series B Purchase Agreement shall be amended as follows:

               (i) Section 7D(ii) shall amended by deleting such section in its entirety and substituting the following in lieu thereof:

               "(iv)   the Company from issuing (A) Class A Common Stock
               pursuant to the 1999 Stock Plan and the 2001 Stock Plan (as in effect on January 18, 2002), (B) Class A Common Stock upon conversion of shares of Series A Preferred Stock pursuant to the Articles of Incorporation, (C) Class A Common Stock upon conversion of shares of Series B Preferred Stock pursuant to the Articles of Incorporation, (D) Class A Common Stock upon conversion of shares of Series C Preferred Stock pursuant to the Articles of Incorporation, (E) Class A Common Stock and Series D-2 Preferred Stock upon conversion of the Series D-1 Preferred Stock pursuant to the Articles of Incorporation, (F) the issuance of the Warrant Shares upon the exercise of the Warrants (capitalized terms used in this clause (F) shall have the meanings ascribed to them in the Articles of Incorporation), or
               (G) Class A Common Stock issuable upon conversion of any outstanding Class B Common Stock."

               (ii) Section 11E shall be amended by deleting the notice address for Glast, Phillips & Murray, P.C. in its entirety and substituting the following in lieu thereof:

               "Vinson & Elkins L.L.P.
               2001 Ross Avenue
               Suite 3700
               Dallas, Texas 75201
               Facsimile: (214) 999-7714
               Attn: Christine A. Hathaway"

         (b) Except as amended hereby, the Series B Purchase Agreement shall remain in full force and effect.

         5.    Amendments to the Affiliate Registration Agreement.

         (a) The parties that are parties to the Affiliated Registration Agreement hereby agree that the Affiliate Registration Agreement shall be amended as follows:

               (i) All references to the term "Warrants" in the Affiliate Registration Agreement shall be deemed to include the "2001 Warrants" (as such term is defined herein).

               (ii) All references to the term "Warrant Shares" in the Affiliate Registration Agreement shall be deemed to include the "2001 Warrant Shares" (as such term is defined herein).

               (iii) All references to the term "Note Agreement" in the Affiliate Registration Agreement shall be deemed to include the 2001 Note Agreement (as such term is defined herein).

               (iv) All references to the term "Underlying Common Stock" in the Affiliate Registration Agreement shall be deemed to include the shares of Class A Common Stock issued or issuable upon the conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D-1 Preferred Stock.

               (v) Section 6(c) shall be amended by deleting the notice address for Glast, Phillips & Murray, P.C. in its entirety and substituting the following in lieu thereof:

               "Vinson & Elkins L.L.P.
               2001 Ross Avenue
               Suite 3700
               Dallas, Texas 75201
               Facsimile: (214) 999-7714
               Attn: Christine A. Hathaway"

         (b) Except as amended hereby, the Affiliate Registration Agreement shall remain in full force and effect.

         6.    Amendments to the Note Agreement.

         (a) The parties hereto that are parties to the Note Agreement hereby agree that the Note Agreement shall be amended as follows:

               (i) Section 1.01 shall be amended by deleting the definitions of "Change in Control," "Class A Preferred Stock," Class B Preferred Stock," "Net Operating Income," "Purchasers" and "Qualified IPO" and inserting the following:

               "'Change in Control' means any transaction or any event as a result of which (i) any one or more Persons (other than a Purchaser or a stockholder or a holder of warrants or options to acquire capital stock of the Company on the closing date of the Subordinated Note Agreement) acquires or for the first time controls or is able to vote (directly or through nominees or beneficial ownership) after the closing date of the Subordinated Note Agreement (other than as the direct result of a transfer by descent or distribution of a decedent's estate) fifty percent (50%) or more of the deemed issued and outstanding stock of the Company having power ordinarily to vote for directors of the Company (on a fully-diluted, as converted basis); or (ii) Austin Ventures and its Affiliates no longer own at least twenty-five percent (25%) of the then issued and outstanding shares of the Class A Common Stock of the Company, calculated on a fully-diluted, as converted basis; or (iii) James R. Hull is no longer the chief executive officer of the Company and the Company has not obtained a replacement chief executive officer, satisfactory to the Purchasers in their reasonable judgment, within 120 days of Mr. Hull's ceasing to so serve."

               "'Net Operating Income' for any period means Net Income for such period, plus an amount equal to the aggregate of all taxes, depreciation, amortization and interest expense for such period (in each case to the extent deducted in determining Net Income for such period), plus, solely for the fiscal year ended June 30, 2002, up to five hundred fifty thousand dollars ($550,000) in one time expenses attributable to the Company's proposed Rule 144A offering if such offering is terminated prior to June 30, 2002 minus Out of Holdback Revenue and extraordinary income."

               "'Preferred Stock' shall mean the Company's preferred stock, $.01 par value per share, as authorized by the Company's Articles of Incorporation as filed and in effect on April 27, 2001, and as the same may be amended from time to time."

               "Purchasers" means and shall include CRL, Austin III-A, Austin III-B (with respect to each entity, for as long as such entity holds any of the Notes or Warrants) and any other holder or holders from time to time of any of the Notes or Warrants.

               "Qualified IPO means a firm commitment underwritten public offering of shares of the Company's Common Stock in which (i) the aggregate proceeds to the Company and/or any shareholders participating in the offering, if any, are at least $20 million and (ii) the aggregate market valuation of the Company's Common Stock is then not less than $60 million."

               "'Series A Preferred Stock' means the 4,000,000 shares of the Company's Series A Preferred Stock, $.01 par value per share, outstanding as of January 18, 2002."

               "'Series B Preferred Stock' means the Company's Series B Preferred Stock, $.01 par value per share, outstanding as of January 18, 2002."

               "'Series C Preferred Stock' means the 1,409,375 shares of the Company's Series C Preferred Stock, $.01 par value per share, outstanding as of January 18, 2002."

               "'Series C-1 Preferred Stock' means the 251,420 shares of the Company's Series C-1 Preferred Stock, $.01 par value per share, outstanding as of January 18, 2002."

               "'Series D-1 Preferred Stock' means the 70,000 shares of the Company's Series D-1 Preferred Stock, $.01 par value per share, outstanding as of January 18, 2002."

               "'Series D-2 Preferred Stock' means the 70,000 shares of the Company's Series D-2 Preferred Stock, $.01 par value per share, authorized by the Company's Articles of Incorporation as filed and in effect on April 27, 2001, and as the same may be amended from time to time."

               "'Subordinated Note Agreement' means the Subordinated Note and Warrant Purchase Agreement dated January 18, 2002 between the Company and The Northwestern Mutual Life Insurance Company."

               (ii) Section 2.12 shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

               "Subordination. The indebtedness evidenced by the Notes and the rights and remedies of the Purchasers under this Agreement shall be subordinate and junior to certain Indebtedness of the Company to the Banks in the manner and to the extent provided in the Fifth Amended and Restated Intercreditor and Subordination Agreement dated January 18, 2002 by and among the Banks, the Company and the Purchasers (the "Subordination Agreement")."

               (iii) Section 3.09 shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

               "Right to Purchase New Mezzanine Securities. Prior to issuing any Subordinated Debt after the Closing Date that is not issued in connection with any capital stock or similar security, including without limitation, securities containing equity features and securities containing profit participation features, or any security convertible or exchangeable, with or without consideration, into or for any stock or similar security, or any security carrying any warrant or right to subscribe for or purchase any stock or similar security, or any such warrant or right (such Subordinated Debt herein referred to as "Mezzanine Securities"), of the Company or any of its Subsidiaries to any Person, the Company will first give, or cause such Subsidiary to give to each of the holders of the Warrants and the Warrant Shares the right to purchase, on the same terms, the same proportion of the Mezzanine Securities proposed to be sold by the Company or such Subsidiary as the number of Warrants and Warrant Shares owned by such holder bears to the total number of shares of Outstanding Common Stock at that time. Persons electing to purchase Mezzanine Securities pursuant to this Section shall also be entitled to purchase (pro rata according to their holdings of Warrants and Warrant Shares) offered Mezzanine Securities that other holders decline to purchase. Any such right of purchase shall be exercisable for a period of twenty (20) days after the holders receive written notice of a proposed issuance of Mezzanine Securities (and any such notice by the Company or a Subsidiary shall be given not less than twenty (20) no more than ninety (90) days prior to any such issuance). The Company shall be entitled to sell any Mezzanine Securities not purchased by the holders of Warrants and Warrant Shares pursuant to this Section 3.09: (i) during the period ending six (6) months after the date of the Company's notice to such holders and (ii) at not less than the same price and upon terms not materially less favorable to the Company than those offered to the holders of Warrants and Warrant Shares, but may not otherwise sell such Mezzanine Securities without renewed compliance with this Section 3.09."

               (iv)    Section 3.10 is deleted in its entirety.

               (v) Section 3.11 shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

               "Termination Upon Qualified IPO. Each of the Purchasers' right to purchase new Mezzanine Securities set forth in Section 3.09 shall terminate immediately prior to the closing of a Qualified IPO."

               (vi)    Section 7.01(p) is deleted in its entirety.

               (vii) Section 7.01(r) shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

               "Maximum Total Debt to Annualized Net Operating Income Ratio. Maintain a ratio of (i) Total Debt outstanding as of the end of the month immediately preceding the last day of each fiscal quarter of the Company to (ii) an amount equal to four (4) times Net Operating Income for the three months ending on the last day of such fiscal quarter of not greater than the following ratios for the periods indicated (such compliance to be determined as of the last day of each fiscal quarter of the Company ending during such period):

                                                 Maximum Ratio of Total Debt to
                                                 Four times (4x) trailing three
                    Period                        months' Net Operating Income
                    ------                        ----------------------------

         From the Closing Date through
         December 31, 2002                                  4.31 to 1

         From January 1, 2003 through
         December 31, 2003                                  4.03 to 1

         From January 1, 2004 through
         June 30, 2004                                      3.74 to 1

         Thereafter                                         3.45 to 1"

               (viii) Section 7.01(s) shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

               "Maximum Total Senior Debt to Annualized Net Operating Income Ratio. Maintain a ratio of (i) Total Senior Debt outstanding as of the end of the immediately preceding month to (ii) an amount equal to twelve (12) times Net Operating Income for the month then ending of not greater than the following ratios for the periods indicated (such compliance to be determined as of the last day of any month ending during such period):

                                               Maximum Ratio of Total Senior
                                              Debt to Twelve times (12x) Net
                                                                         ---
                    Period                Operating Income for Month then Ending
                    ------                --------------------------------------

         From the Closing Date through
         January 31, 2002                                4.31 to 1

         From February 1, 2002 through
         December 31, 2002                               3.74 to 1

         From January 1, 2003 through
         December 31, 2003                               3.45 to 1

         Thereafter                                      3.16 to 1"


               (ix) Section 7.01(v) shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

                       "Minimum Fixed Charge Coverage Ratio. Maintain a ratio of
               (i) an amount equal to Net Operating Income for the period of twelve (12) consecutive months ended on the date of determination to (ii) Fixed Charges for the same twelve (12) month period of not less than the following ratios for the periods indicated (such compliance to be determined as of the last day of each fiscal quarter of the Company ending during such period):

                    Period                       Fixed Charge Coverage Ratio
                    ------                       ---------------------------

         From the Closing Date through
         December 31, 2003                                1.49 to 1

         From January 1, 2004 through
         June 30, 2004                                    1.06 to 1

         Thereafter                                       0.89 to 1"


               (x) Section 7.02(b) shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

               "Indebtedness. Without the prior written consent of the Purchasers, create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to Indebtedness for borrowed money (including, without limitation, the amount of any purchase price which is secured by a purchase money security interest) other than (i) Senior Debt in an amount not to exceed $359,500,000 million, (ii) the Notes, (iii) Holdback Debt incurred in the ordinary course of business, (iv) the Company's 13.5% Subordinated Notes issued pursuant to the Subordinated Note Agreement and (v) an unlimited amount of Junior Subordinated Debt (excluding any amounts referenced in clause (iv))outstanding at any time on a consolidated basis, provided that the incurrence and maintenance of all such Indebtedness does not result in the Company's or any Subsidiary's failure to comply with any of the other provisions of Article VII hereof."

               (xi) Section 7.02(c) shall be amended be deleting the reference to $1,150,000 and inserting $1,725,000 in lieu thereof.

               (xii) Section 7.02(f)(vi) shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

               "acquisitions of assets, capital stock or other property which individually and in the aggregate are not material to the Company or such Subsidiary (assets, capital stock and other property with a fair market value of less than $100,000 acquired in any one-year period in the aggregate shall not be deemed "material"); provided, however, that each such acquisition can be made in compliance with the other terms of this Agreement, including, without limitation, Section 7.02(l); and provided further, however, that this Section 7.02(f)(vi) shall not prohibit the acquisition (either directly or indirectly through the purchase of 100% of the outstanding ownership interests of a Person) of alarm system monitoring contracts in the ordinary course of business."

               (xiii) Section 7.02(g)(iv) shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

               "(iv) the Company from issuing (A) Class A Common Stock pursuant to the 1999 Stock Plan and the 2001 Stock Plan (as in effect on January 18, 2002), (B) Class A Common Stock upon conversion of shares of Series A Preferred Stock pursuant to the Articles of Incorporation, (C) Class A Common Stock upon conversion of shares of Series B Preferred Stock pursuant to the Articles of Incorporation, (D) Class A Common Stock upon conversion of shares of Series C Preferred Stock pursuant to the Articles of Incorporation, (E) Class A Common Stock and Series D-2 Preferred Stock upon conversion of the Series D-1 Preferred Stock pursuant to the Articles of Incorporation, (F) the issuance of the Warrant Shares upon the exercise of the Warrants (capitalized terms used in this clause (F) shall have the meanings ascribed to them in the Articles of Incorporation), or (G) Class A Common Stock issuable upon conversion of any outstanding Class B Common Stock;"

               (xiv) Section 7.02(l) shall be amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

               "During the fiscal year ending June 30, 2002 and during each fiscal year thereafter, the Company will not, and will not permit any Subsidiary to, make any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures made by the Company and its Subsidiaries during such fiscal year would exceed Three Million Four Hundred Fifty Thousand Dollars ($3,450,000), provided, that the Company may, during the fiscal year ending June 30, 2002 and during any fiscal year thereafter, carry forward up to Four Hundred Thousand Dollars ($400,000) of permitted but unused Capital Expenditures from the immediately preceding fiscal year, and provided further, that in no event shall Capital Expenditures exceed Three Million Eight Hundred Fifty Thousand Dollars ($3,850,000) in any such fiscal year."

               (xv) Section 7.03(c) shall be amended by replacing the reference to Purchasers therein with the phrase "holders of sixty-six and two-thirds percent (66 2/3%) in principal amount of Notes then outstanding."

               (xvi) Section 7.03(e) shall be amended by deleting the phrase "and setting forth the calculation of "Borrowing Base" under the Loan Agreement."

               (xvii) Section 9.03 shall be amended by deleting the notice information for Glast, Phillips & Murray, P.C. and substituting the following in lieu thereof:

               "Vinson & Elkins L.L.P.
               2001 Ross Avenue
               Suite 3700
               Dallas, Texas 75201
               Attention: Christine A. Hathaway
               Telecopy No.: (214) 999-7714"

               (xviii) Section 8.01(c) shall be amended by deleting such subsection in its entirety and substituting in lieu thereof:

               "(c) The Company (i) shall default in the performance of any covenant contained in Sections 7.01(r), (s), (t) and (v) or Sections 7.02(a), (b) or (g) or Section 7.03(a) or (ii) shall default in the performance of any other covenant contained in
               Section 7.02 and such default shall remain unremedied for ten
               (10) days; or"

               (xix) Section 8.01 shall be amended by adding an additional subsection (j) as set forth below:

               "(j) Any event of default shall exist under the Subordinated Note Agreement and shall not be cured within any applicable grace or cure period."

         (b) Except as amended hereby, the Note Agreement shall remain in full force and effect.

         7. Consents, Waivers and Non-Contravention. Subject to compliance by the Purchaser with the terms of this Agreement, each of the Security Holders (other than the Purchaser) hereby (a) consents to the issuance of the 2001 Notes and 2001 Warrants to the Purchaser pursuant to the terms of the 2001 Note Agreement and the adoption of the Articles of Amendment of the Company's Articles of Incorporation, (b) agrees that such issuance and adoption will not constitute a breach or default under any of the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement, the Series D-1 Purchase Agreement, the Note Agreement or the Credit Agreement (c) agrees that the issuance of 522,953 shares of Class A Common Stock to employees of the Company in connection with the anti-dilution adjustments made in connection with the transactions contemplated by the Subordinated Note Agreement (the "Restricted Shares") will not trigger any anti-dilution provisions under the Series A Purchase Agreement, the Series B Purchase Agreement, the Note Agreement, the Preferred B Warrants, the Heller Warrant Agreement, the Mezzanine Warrants, the 2001 Warrants or any other agreement, (d) agrees that the issuance of the Restricted Shares shall not be deemed to be an issuance of Additional Shares of Common Stock for purposes of determining the number of Fully Diluted Shares of Common Stock and (e) waives any preemptive or similar rights arising as a result of such issuances and adoption that such Security Holder may have pursuant to any other agreement.

         8.    Miscellaneous.

         (a) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or by cable, telex, facsimile transmission, telegram or overnight delivery service, or 72 hours after having been mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to each party at such party's address set forth on the Schedule of Preferred Holders, Schedule of Warrant Holders or Schedule of Common Shareholders, as the case may be.

         (b) Governing Law. The construction, validity and interpretation of this Agreement will be governed by the internal laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

         (c) Entire Agreement. This Agreement and the addendum, exhibits and schedules hereto embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         (d) Amendment and Waiver. No amendment, modification or waiver of this Agreement or any provision hereof shall be effective unless made by the written agreement of all of the parties hereto.

         (e) Further Assurance. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated herein.

         (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be one and the same document.

         (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for conveniences only and do not constitute a part of this Agreement.

                                     * * * *

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COMPANY:

                                        MONITRONICS INTERNATIONAL, INC.



                                        By: /s/ James R. Hull
                                            ------------------------------------
                                              James R. Hull,
                                              President and CEO

                                        SECURITY HOLDERS:

                                        AUSTIN VENTURES III-A, L.P.

                                        By:   AV Partners III, L.P.,
                                              Its General Partner


                                              By: /s/ Blaine F. Wesner
                                                  ------------------------------
                                                    Blaine F. Wesner,
                                                    Authorized Signatory

                                        AUSTIN VENTURES III-B, L.P.

                                        By:   AV Partners III, L.P.,
                                              Its General Partner


                                              By: /s/ Blaine F. Wesner
                                                  ------------------------------
                                                    Blaine F. Wesner,
                                                    Authorized Signatory

                                        AUSTIN VENTURES V. L.P.

                                        By:   AV Partners V, L.P.,
                                              Its General Partner


                                              By: /s/ Blaine F. Wesner
                                                  ------------------------------
                                                    Blaine F. Wesner,
                                                    General Partner

                                       AUSTIN VENTURES V AFFILIATES FUND, L.P.

                                       By:   AV Partners V. L.P.,
                                             Its General Partner


                                             By: /s/ Blaine F. Wesner
                                                 -------------------------------
                                                   Blaine F. Wesner,
                                                   General Partner

                                       CAPITAL RESOURCE LENDERS II, L.P.

                                       By:   Capital Resource Partners II, L.P.,
                                             Its General Partner


                                             By: /s/ Stephen M. Jenks
                                                 -------------------------------
                                                   Stephen M. Jenks
                                                   General Partner

                                       WINDWARD CAPITAL PARTNERS II, L.P.

                                       By:   Windward Capital GP II, LLC,
                                             Its General Partner


                                             By: /s/ Peter S. Macdonald
                                                 -------------------------------
                                                   Peter S. Macdonald,
                                                   Managing Member

                                       WINDWARD CAPITAL LP II, LLC


                                       By: /s/ Peter S. Macdonald
                                           -------------------------------------
                                             Peter S. Macdonald,
                                             Managing Member

                                        ABRY PARTNERS IV, L.P.

                                        By:   ABRY Capital Partners, L.P.,
                                              Its General Partner

                                              By:   ABRY Capital Partners, LLC,
                                                    Its General Partner


                                                    By: /s/ Jay Grossman
                                                        ------------------------
                                                        Name: Jay Grossman
                                                        Title:

                                        ABRY INVESTMENT PARTNERSHIP, L.P.

                                        By:   ABRY Investment GP, LLC,
                                              Its General Partner


                                              By: /s/ Jay Grossman
                                                  ------------------------------
                                                  Name: Jay Grossman
                                                  Title:

                                        HULL FAMILY LIMITED PARTNERSHIP, L.P.

                                        By:   James R. Hull Management Trust,
                                              Its General Partner


                                              By: /s/ James R. Hull
                                                  ------------------------------
                                                    James R. Hull, Trustee

                                                /s/ Robert N. Sherman
                                        ----------------------------------------
                                                    ROBERT N. SHERMAN

                                                /s/ Michael Meyers
                                        ----------------------------------------
                                                    MICHAEL MEYERS

                                                /s/ Stephen Hedrick
                                        ----------------------------------------
                                                    STEPHEN HEDRICK

                                                /s/ Michael Gregory
                                        ----------------------------------------
                                                    MICHAEL GREGORY

                                        PURCHASER:

                                        THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                        COMPANY


                                        By: /s/ Jeffrey J. Lueken
                                            ------------------------------------
                                        Name:    Jeffrey J. Lueken
                                        Title: Authorized Representative

                          SCHEDULE OF PREFERRED HOLDERS

Austin Ventures III-A, L.P.
Austin Ventures III-B, L.P.
Austin Ventures V, L.P.
Austin Ventures V Affiliates Fund, L.P.
701 Brazos
Suite 1400
Austin, TX 78701
Facsimile: (512) 476-3952
Attn:  Blaine F. Wesner

Capital Resource Lenders II, L.P.
c/o Capital Resource Partners
85 Merrimac Street
Suite 200
Boston, MA 02114
Facsimile: (617) 723-9819
Attn:  Stephen M. Jenks

Windward Capital Partners II, L.P.
Windward Capital II L.P., LLC
1177 Avenue of the Americas
42nd Floor
New York, NY 10036
Facsimile: (212) 382-6534
Attn: Peter S. Macdonald

ABRY Partners IV, L.P.
ABRY Investment Partnership, L.P.
18 Newbury Street
Boston, MA 02116
Facsimile: (617) 859-7205
Attn: Jay Grossman

                           SCHEDULE OF WARRANT HOLDERS

Capital Resource Lenders II, L.P.
c/o Capital Resource Partners
85 Merrimac Street
Suite 200
Boston, MA 02114
Facsimile: (617) 723-9819
Attn: Stephen M. Jenks

Austin Ventures III-A, L.P.
Austin Ventures III-B, L.P.
Austin Ventures V, L.P.
Austin Ventures V Affiliates Fund, L.P.
701 Brazos
Suite 1400
Austin, TX 78701
Facsimile: (512) 476-3952
Attn: Blaine F. Wesner

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Facsimile: (414) 299-7124
Attn: Securities Department

                         SCHEDULE OF COMMON SHAREHOLDERS

1.       Hull Family Limited Partnership, L.P.
         c/o Monitronics International, Inc.
         12801 Stemmons Freeway
         Suite 821
         Dallas, TX 75234
         Facsimile: (972) 919-1985

2.       Michael Meyers
         c/o Monitronics International, Inc.
         12801 Stemmons Freeway
         Suite 821
         Dallas, TX 75234
         Facsimile: (972) 919-1985

3.       Stephen Hedrick
         c/o Monitronics International, Inc.
         12801 Stemmons Freeway
         Suite 821
         Dallas, TX 75234
         Facsimile: (972) 919-1985

4.       Michael Gregory
         c/o Monitronics International, Inc.
         12801 Stemmons Freeway
         Suite 821
         Dallas, TX 75234
         Facsimile: (972) 919-1985